                                                                    EXHIBIT 10.4

                               NETEZZA CORPORATION

                           Restricted Stock Agreement
                     Granted Under 2000 Stock Incentive Plan

     AGREEMENT made this _____ day of _____________, 200_, between Netezza Corporation, a Delaware corporation (the "Company"), and _______________ (the "Participant").

     For valuable consideration, receipt of which is acknowledged, the parties hereto agree as follows:

     1. Purchase of Shares.

     The Company shall issue and sell to the Participant, and the Participant shall purchase from the Company, subject to the terms and conditions set forth in this Agreement and in the Company's 2000 Stock Incentive Plan (the "Plan"), ________ shares (the "Shares") of common stock, $.001 par value, of the Company ("Common Stock"), at a purchase price of $___ per share. The aggregate purchase price for the Shares shall be paid by the Participant by check payable to the order of the Company or such other method as may be acceptable to the Company. Upon receipt by the Company of payment for the Shares, the Company shall issue to the Participant one or more certificates in the name of the Participant for that number of Shares purchased by the Participant. The Participant agrees that the Shares shall be subject to the purchase options set forth in Sections 2 and 5 of this Agreement and the restrictions on transfer set forth in Section 4 of this Agreement.

     2. Purchase Option.

     (a) In the event that the Participant ceases to be employed by the Company for any reason or no reason, with or without cause, prior to the fourth anniversary of __________ (the "Date of Grant"), the Company shall have the right and option (the "Purchase Option") to purchase from the Participant, for a sum of $____ per share (the "Option Price"), some or all of the Unvested Shares (as defined below). "Unvested Shares" means the Shares which have not vested in accordance with the following vesting schedule at the time the Purchase Option becomes exercisable by the Company: 25% of the Shares shall vest on the first anniversary of the Date of Grant; and 6.25% of the Shares shall vest at the end of each three-month period following the first anniversary of the Date of Grant, with the final 6.25% vesting on the fourth anniversary of the Date of Grant.

     (b) Notwithstanding the foregoing, upon the occurrence of an Acquisition (as defined below) of the Company, an additional 25% of the Shares shall vest if the Participant has been employed by the Company for at least one year at such time, and an additional 12.5% of the Shares shall vest if the Participant has been employed by the Company for less than one year at such time, with the remaining Shares in each case continuing to vest in accordance with a vesting schedule that has been shortened by one year or six months, respectively. For purposes of this

Agreement, "Acquisition" shall mean (A) any merger or consolidation in which (i) the Company is a constituent party or (ii) a subsidiary of the Company is a constituent party and the Company issues shares of its capital stock pursuant to such merger or consolidation (except, in the case of both clauses (i) and (ii) above, any such merger or consolidation involving the Company or a subsidiary in which the holders of capital stock of the Company immediately prior to such merger or consolidation continue to hold immediately following such merger or consolidation at least 51% by voting power of the capital stock of (x) the surviving or resulting corporation or (y) if the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation, of the parent corporation of such surviving or resulting corporation) or (B) the sale or transfer, in a single transaction or series of related transactions, of outstanding capital stock representing at least 51% of the voting power of the outstanding capital stock of the Company immediately following such transaction or (C) the sale of all or substantially all of the assets of the Company.

     (c) For purposes of this Agreement, employment with the Company shall include employment with a parent or subsidiary of the Company.

     3. Exercise of Purchase Option and Closing.

     (a) The Company may exercise the Purchase Option by delivering or mailing to the Participant (or his estate), within 60 days after the termination of the employment of the Participant with the Company, a written notice of exercise of the Purchase Option. Such notice shall specify the number of Shares to be purchased. If and to the extent the Purchase Option is not so exercised by the giving of such a notice within such 60-day period, the Purchase Option shall automatically expire and terminate effective upon the expiration of such 60-day period.

     (b) Within 10 days after delivery to the Participant of the Company's notice of the exercise of the Purchase Option pursuant to subsection (a) above, the Participant (or his estate) shall, pursuant to the provisions of the Joint Escrow Instructions referred to in Section 7, tender to the Company at its principal offices the certificate or certificates representing the Shares which the Company has elected to purchase in accordance with the terms of this Agreement, duly endorsed in blank or with duly endorsed stock powers attached thereto, all in form suitable for the transfer of such Shares to the Company. Promptly following its receipt of such certificate or certificates, the Company shall pay to the Participant the aggregate Option Price for such Shares (provided that any delay in making such payment shall not invalidate the Company's exercise of the Purchase Option with respect to such Shares).

     (c) After the time at which any Shares are required to be delivered to the Company for transfer to the Company pursuant to subsection (b) above, the Company shall not pay any dividend to the Participant on account of such Shares or permit the Participant to exercise any of the privileges or rights of a stockholder with respect to such Shares, but shall, in so far as permitted by law, treat the Company as the owner of such Shares.

     (d) The Option Price may be payable, at the option of the Company, in cancellation of all or a portion of any outstanding indebtedness of the Participant to the Company or in cash (by check) or both.

     (e) The Company shall not purchase any fraction of a Share upon exercise of the Purchase Option, and any fraction of a Share resulting from a computation made pursuant to Section 2 of this Agreement shall be rounded to the nearest whole Share (with any one-half Share being rounded upward).

     (f) The Company may assign its Purchase Option to one or more persons or entities.

     4. Restrictions on Transfer.

     The Participant shall not sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively "transfer"):

     (a) any Shares, or any interest therein, that are subject to the Purchase Option, except that the Participant may transfer such Shares (i) to or for the benefit of any spouse, child or grandchild of the Participant, or to a trust, partnership or other entity for their benefit, provided that such Shares shall remain subject to this Agreement (including without limitation the restrictions on transfer set forth in this Section 4, the Purchase Option and the right of first refusal set forth in Section 5) and such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement or (ii) as part of the sale of all or substantially all of the shares of capital stock of the Company (including pursuant to a merger or consolidation), provided that, in accordance with the Plan, the securities or other property received by the Participant in connection with such transaction shall remain subject to this Agreement; or

     (b) any Shares, or any interest therein, that are no longer subject to the Purchase Option, except in accordance with Section 5 below.

     5. Right of First Refusal.

     (a) If the Participant proposes to transfer any Shares that are no longer subject to the Purchase Option (either because they are no longer Unvested Shares or because the Purchase Option expired unexercised), then the Participant shall first give written notice of the proposed transfer (the "Transfer Notice") to the Company. The Transfer Notice shall name the proposed transferee and state the number of such Shares he proposes to transfer (the "Offered Shares"), the price per share and all other material terms and conditions of the transfer.

     (b) For 30 days following delivery to the Company of such Transfer Notice, the Company shall have the option to purchase all (but not less than all) of the Offered Shares at the price and upon the terms set forth in the Transfer Notice. In the event the Company elects to purchase all of the Offered Shares, it shall give written notice of such election to the Participant within such 30-day period. Within 10 days after delivery to the Participant of such notice, the Participant shall tender to the Company at its principal offices the certificate or certificates representing the Offered Shares, duly endorsed in blank by the Participant or with duly endorsed stock powers attached thereto, all in form suitable for transfer of the Offered Shares to the Company. Promptly following receipt of such certificate or certificates, the Company shall deliver or mail to the Participant a check in payment of the purchase price for the Offered Shares; provided that if the terms of payment set forth in the Transfer Notice were other than cash against delivery, the Company may pay for the Offered Shares on the same terms and conditions as were set forth in the Transfer Notice; and provided further that any delay in making such payment shall not invalidate the Company's exercise of its option to purchase the Offered Shares.

     (c) If the Company does not elect to acquire all of the Offered Shares, the Participant may, within the 30-day period following the expiration of the option granted to the Company under subsection (b) above, transfer the Offered Shares to the proposed transferee, provided that such transfer shall not be on terms and conditions more favorable to the transferee than those contained in the Transfer Notice. Notwithstanding any of the above, all Offered Shares transferred pursuant to this Section 5 shall remain subject to this Agreement (including without limitation the restrictions on transfer set forth in Section 4 and the right of first refusal set forth in this Section 5) and such transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement.

     (d) After the time at which the Offered Shares are required to be delivered to the Company for transfer to the Company pursuant to subsection (b) above, the Company shall not pay any dividend to the Participant on account of such Offered Shares or permit the Participant to exercise any of the privileges or rights of a stockholder with respect to such Shares, but shall, in so far as permitted by law, treat the Company as the owner of such Offered Shares.

     (e) The following transactions shall be exempt from the provisions of this
Section 5:

          (1) a transfer of Shares to or for the benefit of any spouse, child or grandchild of the Participant, or to a trust for their benefit;

          (2) any transfer pursuant to an effective registration statement filed by the Company under the Securities Act of 1933, as amended (the "Securities Act"); and

          (3) a transfer pursuant to an Acquisition;

provided, however, that in the case of a transfer pursuant to clause (1) above, such Shares shall remain subject to this Agreement (including without limitation the restrictions on transfer set forth in Section 4 and the right of first refusal set forth in this Section 5) and such transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement.

     (f) The Company may assign its rights to purchase Offered Shares in any particular transaction under this Section 5 to one or more persons or entities.

     (g) The provisions of this Section 5 shall terminate upon the earlier of the following events:

          (1) the closing of the sale of shares of Common Stock in an underwritten public offering pursuant to an effective registration statement filed by the Company under the Securities Act; or

          (2) an Acquisition.

     (h) The Company shall not be required (i) to transfer on its books any of the Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (ii) to treat as owner of such Shares or to pay dividends to any transferee to whom any such Shares shall have been so sold or transferred.

     6. Agreement in Connection with Public Offering.

     The Participant agrees, in connection with the initial underwritten public offering of the Company's securities pursuant to a registration statement under the Securities Act, (i) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock held by the Participant (other than those shares included in the offering) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for a period of 180 days from the effective date of such registration statement, and (ii) to execute any agreement reflecting clause (i) above as may be requested by the Company or the managing underwriters at the time of such initial offering.

     7. Escrow.

     The Participant shall, upon the execution of this Agreement, execute Joint Escrow Instructions in the form attached to this Agreement as Exhibit A. The Joint Escrow Instructions shall be delivered to the Secretary of the Company, as escrow agent thereunder. The Participant shall deliver to such escrow agent a stock assignment duly endorsed in blank and hereby instructs the Company to deliver to such escrow agent, on behalf of the Participant, the certificate(s) evidencing the Shares issued hereunder. Such materials shall be held by such escrow agent pursuant to the terms of such Joint Escrow Instructions.

     8. Restrictive Legends.

     All certificates representing Shares shall have affixed thereto legends in substantially the following form, in addition to any other legends that may be required under federal or state securities laws:

          "The shares of stock represented by this certificate are subject to restrictions on transfer and an option to purchase set forth in a certain Restricted Stock Agreement between the corporation and the registered owner of these shares (or his predecessor in interest), and such Agreement is available for inspection without charge at the office of the Secretary of the corporation."

          "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, transferred or otherwise disposed of in the absence of an effective registration statement under such Act or an opinion of counsel satisfactory to the corporation to the effect that such registration is not required."

     9. Provisions of the Plan.

     (a) This Agreement is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this Agreement.

     (b) As provided in the Plan, upon the occurrence of a Reorganization Event (as defined in the Plan), the repurchase and other rights of the Company hereunder shall inure to the benefit of the Company's successor and shall apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Common Stock hereunder. If, in connection with a Reorganization Event, a portion of the cash, securities and/or other property received upon the conversion or exchange of the Common Stock subject hereto is to be placed into escrow to secure indemnification or similar obligations, the mix between the vested and unvested portion of such cash, securities and/or other property that is placed into escrow shall be the same as the mix between the vested and unvested portion of such cash, securities and/or other property that is not subject to escrow.

     10. Investment Representations.

     The Participant represents, warrants and covenants as follows:

     (a) The Participant is purchasing the Shares for his own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act, or any rule or regulation under the Securities Act.

     (b) The Participant has had such opportunity as he has deemed adequate to obtain from representatives of the Company such information as is necessary to permit him to evaluate the merits and risks of his investment in the Company.

     (c) The Participant has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

     (d) The Participant can afford a complete loss of the value of the Shares and is able to bear the economic risk of holding such Shares for an indefinite period.

     (e) The Participant understands that (i) the Shares have not been registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act; (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available;
(iii) in any event, the exemption from registration under Rule 144 will not be available for at least one year and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (iv) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act.

     11. Withholding Taxes; Section 83(b) Election.

     (a) The Participant acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Participant any federal, state or local taxes of any kind required by law to be withheld with respect to the purchase of the Shares by the Participant or the lapse of the Purchase Option.

     (b) The Participant has reviewed with the Participant's own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Participant understands that the Participant (and not the Company) shall be responsible for the Participant's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. The Participant understands that it may be beneficial in many circumstances to elect to be taxed at the time the Shares are purchased rather than when and as the Company's Purchase Option expires by filing an election under Section 83(b) of the Code with the I.R.S. within 30 days from the date of purchase.

          THE PARTICIPANT ACKNOWLEDGES THAT IT IS THE PARTICIPANT'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF THE PARTICIPANT REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE PARTICIPANT'S BEHALF.

     12. No Rights to Employment.

     The Participant acknowledges and agrees that the vesting of the Shares pursuant to Section 2 hereof is earned only by continuing service as an employee at the will of the Company (not through the act of being hired or purchasing shares hereunder). The Participant further acknowledges and agrees that the transactions contemplated hereunder and the vesting schedule set forth herein do not constitute an express or implied promise of continued engagement as an employee or consultant for the vesting period, for any period, or at all.

     13. Miscellaneous.

     (a) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

     (b) Waiver. Any provision for the benefit of the Company contained in this Agreement may be waived, either generally or in any particular instance, by the Board of Directors of the Company.

     (c) Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company and the Participant and their respective heirs, executors, administrators, legal representatives, successors and assigns, subject to the restrictions on transfer set forth in Sections 4 and 5 of this Agreement.

     (d) Notice. All notices required or permitted hereunder shall be in writing and deemed effectively given upon personal delivery or five days after deposit in the United States Post Office, by registered or certified mail, postage prepaid, addressed to the other party hereto at the address shown beneath his or its respective signature to this Agreement, or at such other address or addresses as either party shall designate to the other in accordance with this
Section 13(d).

     (e) Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

     (f) Entire Agreement. This Agreement and the Plan constitute the entire agreement between the parties, and supersedes all prior agreements and understandings, relating to the subject matter of this Agreement.

     (g) Amendment. This Agreement may be amended or modified only by a written instrument executed by both the Company and the Participant.

     (h) Governing Law. This Agreement shall be construed, interpreted and enforced in accordance with the internal laws of the State of Delaware without regard to any applicable conflicts of laws.

     (i) Participant's Acknowledgments. The Participant acknowledges that he or she: (i) has read this Agreement; (ii) has been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of the Participant's own choice or has voluntarily declined to seek such counsel; (iii) understands the terms and consequences of this Agreement; (iv) is fully aware of the legal and binding effect of this Agreement; and (v) understands that the law firm of Hale and Dorr LLP, is acting as counsel to the Company in connection with the transactions contemplated by the Agreement, and is not acting as counsel for the Participant.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                        NETEZZA CORPORATION


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------
                                        Address: 200 Crossing Boulevard
                                                 Framingham, MA 01702


                                        ----------------------------------------
                                        [Name of Participant]
                                        Address:
                                                 -------------------------------

                                                 -------------------------------

                                    Exhibit A

                               NETEZZA CORPORATION

                            Joint Escrow Instructions

                                 _________, 200_

Secretary
Netezza Corporation
200 Crossing Boulevard
Framingham, MA 01702

Dear Sir:

     As Escrow Agent for Netezza Corporation, a Delaware corporation, and its successors in interest under the Restricted Stock Agreement (the "Agreement") of even date herewith, to which a copy of these Joint Escrow Instructions is attached (the "Company"), and the undersigned person ("Holder"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of the Agreement in accordance with the following instructions:

     1. Appointment. Holder irrevocably authorizes the Company to deposit with you any certificates evidencing Shares (as defined in the Agreement) to be held by you hereunder and any additions and substitutions to said Shares. For purposes of these Joint Escrow Instructions, "Shares" shall be deemed to include any additional or substitute property. Holder does hereby irrevocably constitute and appoint you as his attorney-in-fact and agent for the term of this escrow to execute with respect to such Shares all documents necessary or appropriate to make such Shares negotiable and to complete any transaction herein contemplated. Subject to the provisions of this paragraph 1 and the terms of the Agreement, Holder shall exercise all rights and privileges of a stockholder of the Company while the Shares are held by you.

     2. Closing of Purchase.

     (a) Upon any purchase by the Company of the Shares pursuant to the Agreement, the Company shall give to Holder and you a written notice specifying the purchase price for the Shares, as determined pursuant to the Agreement, and the time for a closing hereunder (the "Closing") at the principal office of the Company. Holder and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

     (b) At the Closing, you are directed (a) to date the stock assignment form or forms necessary for the transfer of the Shares, (b) to fill in on such form or forms the number of Shares being transferred, and (c) to deliver same, together with the certificate or certificates evidencing the Shares to be transferred, to the Company against the simultaneous delivery to you of the purchase price for the Shares being purchased pursuant to the Agreement.

     3. Withdrawal. The Holder shall have the right to withdraw from this escrow any Shares as to which the Purchase Option (as defined in the Agreement) has terminated or expired.

     4. Duties of Escrow Agent.

     (a) Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

     (b) You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact of Holder while acting in good faith and in the exercise of your own good judgment, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

     (c) You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or Company, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person, firm or Company by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

     (d) You shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

     (e) You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder and may rely upon the advice of such counsel.

     (f) Your rights and responsibilities as Escrow Agent hereunder shall terminate if (i) you cease to be Secretary of the Company or (ii) you resign by written notice to each party.

In the event of a termination under clause (i), your successor as Secretary shall become Escrow Agent hereunder; in the event of a termination under clause
(ii), the Company shall appoint a successor Escrow Agent hereunder.

     (g) If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

     (h) It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

     (i) These Joint Escrow Instructions set forth your sole duties with respect to any and all matters pertinent hereto and no implied duties or obligations shall be read into these Joint Escrow Instructions against you.

     (j) The Company shall indemnify you and hold you harmless against any and all damages, losses, liabilities, costs, and expenses, including attorneys' fees and disbursements, for anything done or omitted to be done by you as Escrow Agent in connection with this Agreement or the performance of your duties hereunder, except such as shall result from your gross negligence or willful misconduct.

     5. Notice. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days' advance written notice to each of the other parties hereto.

          COMPANY:      Netezza Corporation
                        200 Crossing Boulevard
                        Framingham, MA 01702

          HOLDER: Notices to Holder shall be sent to the address set forth below Holder's signature below.

          ESCROW AGENT: Secretary
                        Netezza Corporation
                        200 Crossing Boulevard
                        Framingham, MA 01702

     6. Miscellaneous.

     (a) By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions, and you do not become a party to the Agreement.

     (b) This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                                        Very truly yours,

                                        NETEZZA CORPORATION


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        HOLDER:


                                        ----------------------------------------
                                                       (Signature)

                                        ----------------------------------------
                                                       Print Name
                                        Address:

                                        ----------------------------------------

                                        ----------------------------------------


ESCROW AGENT:


-------------------------------------
Secretary